Raymond James 30 th Annual Institutional Investors Conference March 9, 2009 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
The Argo Group Story
An international specialty underwriter of property/casualty
insurance and reinsurance focused on niche markets
Headquartered in Bermuda
Operations in 50 states and worldwide
Total capitalization of $1.8 billion
Operations conducted through four business segments
Our Strategy
Deploy capital in the international specialty market for maximum return
Continuous focus on new business development and organic growth
Grow strategically through acquisitions
Prudent management of our balance sheet and investment portfolio
Major business
segment locations
Headquarters
Bermuda
Brussels
London
Maximize shareholder value through our focus on Return on Capital

Create US specialty franchise		✓
Access single international specialty market		✓ ✓
Enhance overall platform		✓ ✓

ARGO GROUP
Get there together

4.
Successful Strategy Execution
Goal Execution Status
• Expand US Excess and Surplus
franchise and broaden US
specialty platform
• Acquired Colony and Rockwood in 2001
• Acquired the assets of Interstate and
Grocers in 2005 and 2003
• Launched Public Entity business in 2001
• Acquired Massamont and Insight in 2008
• Completed 9 acquisitions of companies
and asset purchases over eight years
• PXRE transaction in 2007
• Launched Argo Re in 2008
• Establish Bermuda Platform
• Establish Lloyd’s Platform
• Heritage acquisition in 2008
• Enhance Argo’s risk profile
• Significantly managed down run-off / A&E
exposures
• Significantly reduced non-earning assets
• Proactively reduced sub-prime exposure in Q4:07
• Sold PXRE’s legacy casualty exposure in 2008
• Hired CFO in 2008
• Hired Andrew Carrier as Argo Re President and
Nigel Mortimer as head of Excess Casualty in
2008
• Gained significant management talent from
Heritage acquisition
• Bolster management ranks

5.
Argo Today – A Diversified Business Model
8%
92%
43%
57%
16%
84%
US        International
1
as of December 31, 2008
Note: Based on gross written premiums (GWP)
Insurance      Reinsurance
Admitted        E&S
Property         Casualty
~30%
~70%

6.
What We Do?
Combined
Ratio*
Insureds
Segment Profile
Excess and
Surplus Lines
•Commercial Property and
Casualty
•Primarily on a non-admitted
basis
•Distribution through wholesale
agents and brokers
Commercial
Specialty
International
Specialty
•Heritage Underwriting Agency
plc
•Short-tail risks with an emphasis
on commercial specialty, and
non-US professional indemnity
insurance
96%
78%¹
Reinsurance
•Insureds include US regional
carriers and international multi-
line carriers
•Argo Re (class 4 specialty
reinsurance platform out of
Bermuda)
•Provides property CAT
reinsurance, property per risk
reinsurance, and proportional
property reinsurance
102%¹
,
²
* as of December 31, 2008
1 Includes  hurricane  losses
2 Combined ratio for twelve months of 2008, 5
months standalone and 7 months as part of Argo,
adjusted for additional reinsurance purchased and
acquisition costs
%
GWP*
43%
32%
8%
18%
93%
•Insureds include restaurants,
contractors, day care centers,
apartment complexes, and
others
•Commercial Property and
Casualty
•Primarily on an admitted basis
•Distribution through select
independent agents, brokers,
wholesalers and program
managers
•Food and hospitality, specialty
retail, religious institutions,
grocery stores, mining industry
and public entities
•Insureds include US and
international small/medium
commercial businesses,
transportation, fine arts and
specie, financial institutions and
others
1
1

7.
Pre-Tax Operating Income
($mm)
Excess & Surplus Lines
Largest and Most Profitable Segment
Status
Combined ratio in low 90% range
Colony, Argonaut Specialty & Argo Pro
Competitive advantages
Excellent infrastructure – broad
geography
Underwriting expertise
Broad product portfolio for small
account underwriters
Controlled distribution
Wholesale agents
Rated ‘A’ (Excellent) by A.M. Best
Combined ratio
* Includes $12.7M of losses from 2008 hurricane activity
$102
$113
$98
2006 2007 2008
88.9% 89.3% 93.3%*

8.
Pre-Tax Operating Income
($mm)
Commercial Specialty
Fastest Growing Segment
Status
2008 Gross Written Premium up 21%
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
– Religious institutions
Rated “A” (excellent) by A.M. Best
Combined ratio
*  Includes $2.8M of losses from 2008 hurricane activity
$50
$61
$43
2006 2007 2008
89.4% 88.7% 96.5%*

9.
2008
($M)
Status
• Began 2008 with ~ $1.3B in capital
• Appointed Andrew Carrier as Argo Re
President and Nigel Mortimer as head of
Excess Casualty
• New underwriting team in place
Competitive advantages
• Utilize established infrastructure
• Built diversified book of business
• Proven record of leadership
• Rated ‘A’ by A.M. Best
$25*
$70
$126
Operating
Income
Earned
Premium
Gross Written
Premium
Combined ratio
77.9%*
*  Includes $16.1M of 2008 hurricane Gustav
and Ike losses
REINSURANCE:
Argo Re – Successful First Year

10.
Status
• Acquired Heritage in May 2008
• Worldwide property
• Direct and Facultative
• North American and International
Binding Authority
• Non-U.S. liability
• Professional indemnity
• General liability
Competitive advantages
• Specialist knowledge
• Access to decision makers
• Rated ‘A’ A.M. Best, ‘a+’ S&P
Seven Months Ended
Dec. 31, 2008
($M)
Combined ratio
102.2%*
* Data for twelve months of 2008, 5 months standalone
and 7 months as part of Argo adjusted for additional
reinsurance purchased and acquisition costs. Includes
$40.7M of 2008 hurricane losses
INTERNATIONAL SPECIALTY:
Lloyd’s Underwriting Agency
$183
($5)
$283
Operating
Loss
Earned
Premium
Gross Written
Premium

Heritage

ARGO GROUP US

Get there together

ARGO RE

Member Argo Group

ARGO GROUP

Get there together

11.
Combined Business Mix
Unique platform to prudently write business
worldwide and penetrate niche markets
Specialty Insurance
Excess & Surplus Lines
Commercial Specialty
Reinsurance
Quota share reinsurance
of business partners
Property reinsurance
Prospective insurance
opportunities
International Specialty (Lloyd’s)
Worldwide property
Non-U.S. liability
~70%
~10%
~20%

12.
$3
$63
2001 2008
Impressive Growth Story
Net Premium Earned Gross Written Premium
Net Income Investment Income
$186
$1,602
2000 2008
31%
CAGR
$125
$1,127
2000 2008
32%
CAGR
$62
$150
2000 2008
12%
CAGR
($mm)
46%
CAGR

13.
Solid and Constantly Improving Underwriting Profitability
Combined Ratio for Ongoing Segments
Notes:
1 Includes only Commercial Specialty and Excess and Surplus Segments
2 Includes only Commercial Specialty, Excess and Surplus and Reinsurance Segments
3 Includes only Commercial Specialty, Excess and Surplus, Reinsurance  and seven months of International Specialty Segments
89.9%
89.1%
89.0%
90.0%
2.7%
6.3%
90.0%
2005¹ 2006² 2007² 2008³ Target Across
Cycles
Ongoing Segments, excluding hurricane losses
Hurricane losses
92.6%
89.1% 89.0%
96.4%

14.
(1) Hurricane Losses include CAT losses from hurricanes Gustav and Ike
(2) Peer set includes: ACGL, AHL, AWH, AXS, WRB, ENH, HCC, INDM, MKL, MXGL, NAVG, RLI, SIGI
(3) Investment Portfolio Losses include realized and unrealized losses
2008 Hurricane and Capital Markets Losses
$ in millions % of Q2 Equity % Change YoY
Argo Group
Hurricane Losses
(1)
$76 5.4% -
Investment Portfolio Losses $70 5.0% -
BVPS YoY - - (2.1%)
Peer Set
(2)
Hurricane Losses
Mean $123 5.3% -
Median 113 3.8% -
Mean $269 11.4% -
Median 230 9.4% -
BVPS YoY
Mean - - (8.9%)
Median - - (2.4%)
Investment Portfolio
Losses
(3)

15.
Significant Increases in Capital Relative to Operating Metrics
$1,624
$1,816
$2,203
$2,558
$3,598
$4,001
$992
$1,782
$1,754
$860
$717
$567
$1,602
$1,181
$1,156
$1,056
$903
$788
2.6x
2.9x
2.5x
2.2x
2.1x
2.6x
0.9x
0.7x
1.2x
1.2x
1.3x
1.4x
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
2003 2004 2005 2006 2007 2008
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
Total Capitalization Earning Assets Gross Premiums Written EA Multiple GPW Multiple
($mm)

16.
Conservative Investment Portfolio
Fixed income (93%)
Equities (7%)
Total: $3.7bn Total: $0.3bn
• Average Rating of AA+
• Duration of 3.0 years
• Less than 1% subprime
• Internally and externally managed
• Conservative focus on large cap
32%
14%
22%
15%
14%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
3%
Financials
Industrial & Other
13%
65%
Unitized/Mutual Funds
22%

17.
Minimal Sub-prime and CMBS/ABS Exposure
Total Argo Group Investment Portfolio - $4.0 billion
Sub-prime/Alt-A Exposure only 1.9% of Shareholder Equity
– Total exposure approximately $26M (< 1% of total portfolio)
– 40% Alt-A / 60% Sub-prime
– 76% are AAA or AA rated
– Only 17% are 2005-2006 Vintage
CMBS/ABS securities represent 6.1% of the investment portfolio
– 95.6% of CMBS securities are AAA rated
– Remaining $9.6mm of CMBS is rated AA and A
– CMBS exposure mostly in seasonal deals significantly enhanced by structural subordination and a % of loans that are defeased
– ABS collateral includes auto loans, prime consumer credit cards, commercial equipment leases, railcar leases and other

18.
$44.18
$45.15
$23.40
$27.22
$30.35
$33.51
$39.08
2002 2003 2004 2005 2006 2007 2008
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
Growth of Book Value
Book Value Per Share
11.0%
CAGR

19.
Argo Group 2008 Financial Highlights
2007 2008 Change
Gross Written Premium $ 1.18B $ 1.60B
36%
Net Earned Premium
$ 860M
$ 1.13B 31%
Total Revenue $   1.0B
$ 1.25B
25%
Net Investment Income $ 134M $ 150M 12%
Net Income Per Share
$ 5.58
$ 2.05
172%

20.
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$4,001
429
$44.18
Dec 31, 2007
2,245
21.0%
1,754
1,385
5,124
$3,598
369
$45.15
Strong Balance Sheet and Capital Base
Reserves
Total Leverage
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness
Book Value Per Share
In millions, except for book value and leverage data

21.
Drivers for Future Growth and Profitability
• Expand US specialty presence and product offerings by
leveraging indemnity “know-how”
• Capitalize on international platform to drive premium growth and profitability
• Prudently and opportunistically increase reinsurance writings
• Continue balance sheet optimization and capital
redeployment efforts
• Improve expense management
• Continue prudent acquisition strategy of companies and
assets to complement organic growth

22.
Why Argo?
• Broadly diversified insurance and reinsurance platform
• Deep product expertise in niche focus areas
• Proven track record of growth and profitability
• Proven ability to manage through insurance cycle
• Prudent risk management and controls
• Strong leadership
• Significant room for future growth
• ROE driven focus

Thank you Q&A